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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                 August 17, 1998


                             BANK PLUS CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
        Delaware                                        0-28292                       95-1782887
(State or Other Jurisdiction                         (Commission                     (IRS Employer
     of Incorporation)                                File Number)                  Identification No)
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4565 Colorado Boulevard
Los Angeles, California                                                  90039
(Address of Principal Executive                                       (Zip Code)
        Offices)


Registrant's telephone number, including area code               (818) 549-3116

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     On August 17, 1998, Bank Plus Corporation (the "Company") issued a press release, in the form attached hereto as Exhibit 99.1, announcing that it has retained Keefe, Bruyette & Woods, Inc. as financial advisor to assist the Company in the pursuit of its strategic objectives.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BANK PLUS CORPORATION

Date:  August 25, 1998                 By: /s/    Mark K. Mason
                                           -------------------------------
                                                  Mark K. Mason
                                           Executive Vice President, Chief
                                             Operating Officer and Chief
                                                   Financial Officer
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                                 EXHIBIT INDEX
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

    Exhibit No.                                  Description
    -----------                                  -----------
       99.1           Press Release, dated August 17, 1998, announcing the retention of Keefe, Bruyette & Woods, Inc. as financial advisor to the
                      Company.
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